UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-04665

Commonwealth International Series Trust
(Exact name of registrant as specified in charter)

791 Town & Country Blvd
               Houston, TX 77024-3925
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal Street
                  Boston, MA 02110
(Name and address of agent for service)

Copies to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group
2041 West 141st Terrace, Suite 119
Leawood, KS 66224

Registrant’s telephone number, including area code: (888) 345-1898

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Commonwealth International
Series Trust
791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
888-345-1898
www.commonwealthfunds.com

INVESTMENT ADVISOR
FCA Corp
791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
713-781-2856

DISTRIBUTOR
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, WI 53233

TRANSFER AGENT & ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
The Law Offices of John H. Lively & Associates, Inc.
A Member Firm of the 1940 Act Law Group
2041 W. 141st Terrance, Suite 119
Leawood, KS 66224	Commonwealth Australia/New Zealand Fund Commonwealth Japan Fund Commonwealth Global Fund Commonwealth Real Estate Securities Fund ANNUAL REPORT October 31, 2010

This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current Prospectus. An additional Prospectus may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Funds or your broker.

Table of Contents

Shareholder Letter	2

Performance Overview
Commonwealth Australia/New Zealand Fund	6
Commonwealth Japan Fund	8
Commonwealth Global Fund	10
Commonwealth Real Estate Securities Fund	12

Glossary of Terms	14
Portfolio Composition	15
Schedules of Investments	16
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	41

Additional Information	42

Trustees and Officers	44

791 Town & Country Blvd, Suite 250, Houston, TX 77024-3925
888.345.1898

Commonwealth Australia/New Zealand Fund (CNZLX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)
www.commonwealthfunds.com

October 31, 2010

Dear Fellow Shareholders:

Historians have a lot of work to do. Years from now, commentaries of market historians will be interesting indeed to read. We believe they will tell of the 2008 – 2010 eras when marketplaces of the world were collectively brought to their financial knees. The research provided might reveal how the nations of the world likely believed themselves to be independent; yet did find that perhaps they were truly dependent on each other more than they ever realized.

New alliances among developing countries and governments stood strong tests and for the most part survived. Developed countries found themselves with significant debt and modest growth if any growth at all. These circumstances resulted in various attempts to shift the value of each country’s currency against other nations’ currencies in a manner that would hopefully stimulate export growth.

Generations will read of these events and likely marvel at how investors could have possibly followed the worldwide events of the period. How were decisions made? How were investments consummated with a reasonable assurance that accuracy of financials and reporting procedures were proper and dependable? How did investment committees receive, analyze and dispatch decisions based on such voluminous activity?

Welcome to the current world of FCA Corp, the investment advisor to the Commonwealth International Series Trust comprised of four separate series: the Commonwealth Australia/New Zealand Fund, the Commonwealth Japan Fund, the Commonwealth Global Fund and the Commonwealth Real Estate Securities Fund (each being a “Fund” and together the “Funds.”)

When investments are contemplated to be made within a country, intense efforts are expended to “understand” the country from several points of view. An analysis is made of the government platforms upon which businesses operate and a review of the tax policies and incentives provided by the government is considered. Essential sources of investment capital for expansion are identified and a strong sense of the culture of the country is sought to be understood.

By knowing the nation, learning the people, sensing their needs and discovering companies who produce products and services to meet those needs, we believe that investments can be made that keep the interests of the Funds in the pathway of progress. The selection of companies with innovative, flexible managements is essential to our process.

Our investment themes remain relatively unchanged yet the landscape of the world markets is ever changing. In our opinion, it is a time in the marketplaces to be applying the years of investment experience and a time to potentially benefit from the associations of so many well developed relationships.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

The following individual reports on each of the Funds are very important and we ask you to review them thoroughly.

In closing, as we reflect on our nineteenth year as the investment advisor to the Trust, we would like to take this opportunity to thank you for your support and continued interest in our family of Funds. We truly value our shareholders. If you have any questions, please feel free to contact us.

Robert W. Scharar	Wesley R. Yuhnke
President and Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

Carlos Rubio	Ronald Manning
Assistant Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

The views in the above discussion, along with discussion included under the “Performance Overview” for each Fund below, were those of the Funds’ investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and the performance of the Funds during the period covered by this report and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT. TO OBTAIN A PROSPECTUS AND OTHER INFORMATION ABOUT THE FUNDS, PLEASE VISIT WWW.COMMONWEALTHFUNDS.COM OR CALL 888-345-1898. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

Questions and Answers
To help shareholders better understand key attributes of the Funds and their operations, the following Question and Answer section is provided.

Who is the advisor?
The Funds’ investment advisor is FCA Corp (“FCA”). FCA is an investment advisor that is registered with the U.S. Securities and Exchange Commission and is located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024-3925. The firm was founded 35 years ago and maintains a global perspective on the equity and fixed income marketplaces.

Why do our Funds include shares of foreign companies?
We invest in companies outside the United States because we believe there are significant investment opportunities in select foreign markets. We also believe U.S. investors benefit from the diversification that having investments outside the United States can provide. International investing offers exposure to more companies and other nations’ economies. In 2010, over 50% of the value of equity markets was outside the United States, and the growth experienced by many of these foreign economies appeared to be attractive. We believe that for a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential for less risk and can achieve a more consistent long-term performance in the investor’s overall portfolio.1

How has international investing changed over the last decade?
International markets now comprise a significant portion of all equity value worldwide. As markets have blended through global commerce, capital has flowed from country to country following investment opportunities. Developed markets and emerging markets both require capital investments to provide the goods and services of their respective needs. During the last two decades in particular, statistical information has become more uniform thus more dependable. The trend appears to be in place for continued development of these distant countries and their markets long term. Their demand for investment capital continues as they provide opportunities for diversification and growth. The Funds seek to be participants in these developments. The challenge continues to be one of positioning portfolios for growth while seeking to protect against negative trends that might develop.

What are some of the factors influencing a Fund’s portfolio turnover?
Each Fund generally invests in equity securities with a long-term view and in debt securities to be held to maturity. The portfolio’s securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions; or selling securities to cover Fund redemptions. Higher levels of portfolio activity by a Fund may result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders. The turnover of a portfolio is not predictable because managers do not know when the portfolio transactions will be dictated. Under most circumstances, it is desirable to limit transactions because of the costs associated with trading although these are generally not the determining factor.

[1]
Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation.

We advise you to consider each Fund’s objectives, risks, charges and expenses carefully before investing in that Fund. The Prospectus contains information about those and other important matters relating to the Funds. Please read the Prospectus carefully before you invest.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

How can the size of the Fund impact the Funds’ expense ratio?
The primary objective of investment management is to seek a reasonable return in keeping with the risks assumed. Obtaining this objective in global portfolios is historically more expensive than the costs associated with managing a portfolio comprised of domestic securities. Research of foreign markets, trading in different currencies, custody of assets, accurate evaluations of holdings and generally overall communications are all known to be more expensive when managing foreign portfolios. As with almost every mutual fund, size has an impact on the expense ratio of Funds. Typically, larger mutual funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate such mutual funds over a larger asset base. Generally, mutual fund expenses, including those of the Funds, are allocated on a daily basis among all shareholders. In addition, as a portfolio grows, it is self-evident that fixed costs as a percentage of the assets managed generally decline. In youthful portfolios or in highly specific investment objective portfolios, higher costs can be experienced during these growth of assets time periods. The Financial Highlights section of the accompanying financial statements provides supplemental data that includes current and historic expense information.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

PERFORMANCE OVERVIEW – October 31, 2010 (Unaudited)
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

The Commonwealth Australia/New Zealand Fund’s net asset value (NAV) as of October 31, 2010 was $10.74 per share compared to $9.84 per share on October 31, 2009. For the twelve month period covered by this Annual Report, the Commonwealth Australia/New Zealand Fund returned 9.15%. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. During the twelve-month period, the Fund outperformed the New Zealand SmallCap Index[1], while underperforming the Australian All Ordinaries Index[1] and the NZX 50 Index,[1] which returned 5.74%, 17.08% and 9.34%, respectively. These indexes do not include any fixed income instruments. Additionally, the indexes are unmanaged, they are expressed in terms of U.S. dollars and they do not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The appreciation of the Australian and New Zealand dollar versus the U.S. dollar positively impacted the Fund’s returns during the year. When measured in the respective local currency, Australian equities outperformed New Zealand equities. New Zealand small cap equities generally underperformed relative to large-cap equities. Due to the allocation of the fund’s assets to the small-cap area, the fund’s performance was correspondingly negatively impacted. The Fund’s investments in fixed income and other debt securities including U.S. dollar denominated securities therefore did not benefit from the appreciation of the Australian and New Zealand dollars.

Compared to many other developed countries, both Australia and New Zealand were less affected during the recent global financial crisis. In fact, Australia was one of the few major developed economies to avoid a recession. New Zealand’s economy has now emerged from recession and has experienced some quarters of meaningful growth. New Zealand’s exports, which make up approximately 30% of the economy, made a strong contribution to the economic recovery. The overall increased economic activity in New Zealand was particularly beneficial for transportation companies, a group in which the Fund has a significant allocation, including the Fund’s largest holding, South Port New Zealand Ltd.* Both countries’ continued economic development have recently been helped by growth in the Asia Pacific region. Australia’s economy continues to benefit from the natural resource boom, which is expected to continue if not intensify over the medium term, in our opinion. However, the pace of Australia’s economic growth may slow in the near-term due to higher borrowing costs and less government stimulus for the housing market, while a stronger currency may hurt exports.

The strength of the commodity mineral boom has contributed to Australia’s economic recovery and an appreciation of the Australian dollar. The Fund’s investments in commodity producing companies had a positive impact on the Fund’s returns. Both of these outcomes, strong economic activity and the appreciation of the Australian dollar, are driving strong demand for food and manufacturing exports from a more competitive New Zealand. Strong growth in the East Asia and Australian markets have been beneficial for New Zealand’s economy. These markets were less affected by the Global Financial Crisis, and have enjoyed strong export prices as well as increasing domestic demand. China and India are two economies continuing to display strong export demands. They each have significant infrastructure needs and each is experiencing evolving domestic demand. Australia and New Zealand are well positioned to help meet these needs.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Australian and New Zealand issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

*
Portfolio holdings will change due to ongoing management of the funds. References to specific securities or sectors should not be construed as recommendations by the Funds, the Advisor or the Distributor.

[1] For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

PERFORMANCE OVERVIEW – October 31, 2010 (Unaudited)
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Australia/New Zealand Fund, the NZSCI, AAOI, and NZX 50 Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Australia/New Zealand Fund from 10/31/00 to 10/31/10, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return			Gross
	as of September 30, 2010			as of October 31, 2010			Expense
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year	Ratio[1]
Commonwealth Australia/New Zealand Fund	1.40%	3.26%	11.49%	9.15%	5.05%	12.80%	3.63%
New Zealand SmallCap Index (“NZSCI”)	0.24%	1.08%	16.44%	5.74%	3.52%	17.90%	—
Australian All Ordinaries Index (“AAOI”)	12.51%	10.78%	15.60%	17.08%	13.00%	16.67%	—
NZX 50 Index	1.90%	-0.51%	—	9.34%	1.83%	—	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Funds’ Prospectus dated March 1, 2010. Additional information pertaining to the Funds’ expense ratios as of October 31, 2010 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.59%.

The Fund’s performance is measured against the New Zealand SmallCap Index (“NZSCI”), a capitalization-weighted index of all New Zealand equities, excluding those in the NZX 50 Index, is considered to be reflective of the performance of the New Zealand small-cap equity market; the Australian All Ordinaries Index (“AAOI”), an index made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange; and the NZX 50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’ Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

The Commonwealth Australia/New Zealand Fund was formerly known as Capstone New Zealand (2000) and subsequently the Commonwealth New Zealand Fund (2001).

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

PERFORMANCE OVERVIEW – October 31, 2010 (Unaudited)
COMMONWEALTH JAPAN FUND

The Commonwealth Japan Fund’s NAV as of October 31, 2010 was $2.80 per share compared to $2.69 per share on October 31, 2009. For the twelve month period covered by this Annual Report, the Commonwealth Japan Fund posted a 4.09% cumulative total return. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The Fund outperformed the Tokyo Stock Price Index[1] which posted a return of 3.09% for the same period. The index does not include any fixed income instruments. Additionally, the index is unmanaged, it is expressed in terms of U.S. dollars and it does not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Japan’s equity market was among the world’s worst performing developed equity markets during the year. The 3.09% return on the Tokyo Stock Price Index was significantly lower than the 13.32% return for the MSCI World Index.[1] Although the Tokyo Stock Price Index returned 3.09%, when measured in U.S. dollar terms, the index returned -7.80% when measured in the local currency, the Japanese Yen. The appreciation of the Yen versus the U.S. dollar during the period had a significant impact on the benchmark’s and the Fund’s returns. The impact on returns from a strengthening Yen were twofold: (1) a majority of the securities held by the Fund are denominated in Japanese Yen and thus a higher exchange rate resulted in a higher value when converted to U.S. dollars and (2) companies with a greater proportion of overseas revenues and earnings may be positively or negatively impacted from the higher exchange rate. The effect on foreign investment returns from a higher exchange rate has the same impact on all foreign currency denominated shares. The second effect, the impact on a company’s revenue and earnings from changes in exchange rates, is generally company specific.

The Fund’s overweight position in utility companies whose revenues are generally less sensitive to changes in the exchange rate, had a positive contribution to the Fund’s relative outperformance. The energy and financial sectors were two of the worst performing sectors for the index, however, the Fund’s underweight position in these two sectors relative to the index, along with a positive contribution from stock selection within the financial sector, contributed to the Fund’s outperformance relative to the index. Stock selection within the information technology and consumer discretionary sectors additionally contributed to the Fund’s relative outperformance during the year.*

Japan’s economy has been showing signs of recovery recently. This summer, sales of air conditioners and beverages were buoyant due to the extremely hot weather and a last-minute increase in demand ahead of the expiration of the government subsidies for purchasing energy efficient cars turned out to be significant. These both elevated the economy. However, amid increased uncertainty due mainly to fiscal problems in European peripheral countries and the outlook for the U.S. economy, global investors have become increasingly risk averse. The increased demand for the yen (considered a relatively safe currency) resulted in the yen’s appreciation. In addition, some overseas economies have slowed and the pace of growth in exports has recently been moderating. Taking into account that exports, which have been leading the economic activity have been showing weak signs, it is appropriate to conclude that Japan’s economy still shows signs of moderate recovery but the pace of recovery is slowing. When looking from a somewhat longer perspective, as emerging market economies with high growth potential continue to complete their current mild adjustment phase Japan’s economy is expected to return to its own moderate recovery path.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Japan issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of that country.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

*
Portfolio holdings will change due to ongoing management of the funds. References to specific securities or sectors should not be construed as recommendations by the Funds, the Advisor or the Distributor.

[1] For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

PERFORMANCE OVERVIEW – October 31, 2010 (Unaudited)
COMMONWEALTH JAPAN FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Japan Fund and the TOPIX Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Japan Fund from 10/31/00 to 10/31/10, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return
	as of September 30, 2010			as of October 31, 2010			Gross
							Expense
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year	Ratio[1]
Commonwealth Japan Fund	-2.48%	-4.96%	-6.16%	4.09%	-4.80%	-5.38%	4.63%
Tokyo Stock Price Index (“TOPIX”)	-0.34%	-2.95%	-1.91%	3.09%	-2.65%	-1.05%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Funds’ Prospectus dated March 1, 2010. Additional information pertaining to the Funds’ expense ratios as of October 31, 2010 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 4.56%.

The Fund’s performance is measured against the Tokyo Stock Price Index an unmanaged capitalization-weighted index of all the common stocks on the First Selection of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

The Commonwealth Japan Fund was formerly known as the Capstone Japan Fund (2000), established as a series of the Trust on July 10, 1989 under the name of the Capstone Nikko Japan Tilt Fund.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

PERFORMANCE OVERVIEW – October 31, 2010 (Unaudited)
COMMONWEALTH GLOBAL FUND

The Commonwealth Global Fund’s NAV as of October 31, 2010 was $15.44 per share compared to $13.40 per share on October 31, 2009. For the twelve month period covered by this Annual Report, the Commonwealth Global Fund posted a 15.22% cumulative total return. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them.* The Fund outperformed the Morgan Stanley Capital International (MSCI) World Index,[1] which returned 13.32% for the same period. The index does not include any fixed income instruments. Additionally, the index is unmanaged, it is expressed in terms of U.S. dollars and it does not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

World economic growth continued to recover moderately during the year, underpinned by the effects of both stimulus measures adopted around the world and inventory restocking. Recently the pace of growth has slowed somewhat. The U.S. economy has been recovering at a moderate pace supported by massive government stimulus packages. European economies overall are also picking up – although there are some differences across countries – led by increases in exports and production partly due to a decline in their respective currencies. Recovery in the Euro area, however, has been weaker than in other regions likely because stimulus measures adopted in the region were relatively small in scale, their individual economic structures lack flexibility and credit uncertainty triggered by the fiscal problems in Greece remains. In the Asia Pacific region, the Chinese economy has continued to manifest high growth supported by the surge in fixed asset investment spurred in part by a large stimulus package.

Against this back-drop of improving economic growth, emerging market equities outperformed developed market equities although this was accompanied by higher volatility in the emerging markets. The Fund’s returns during the year were primarily driven by the energy, material and industrial sectors. These sectors’performances set the basis for the emerging market’s growth that continues to outpace the rest of the global markets. The Fund’s investments in emerging markets at year-end was 10.9% of net assets versus 11.5% a year earlier, while debt and fixed income securities including preferred stock was 6.6%. The Fund’s investments in debt and fixed income securities generally lagged the broader equity market.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

*
Portfolio holdings will change due to ongoing management of the funds. References to specific securities or sectors should not be construed as recommendations by the Funds, the Advisor or the Distributor.

[1] For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

PERFORMANCE OVERVIEW – October 31, 2010 (Unaudited)
COMMONWEALTH GLOBAL FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Global Fund and the MSCI World Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Global Fund from 12/3/02 (inception) to 10/31/10, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return
	as of September 30, 2010			as of October 31, 2010
							Gross
			Inception			Inception	Expense
	1 Year	5 Year	(12/03/02)	1 Year	5 Year	(12/03/02)	Ratio[1]
Commonwealth Global Fund	10.78%	1.96%	7.53%	15.22%	3.35%	7.93%	3.42%
MSCI World Index	7.31%	1.85%	7.36%	13.32%	3.11%	7.78%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Funds’ Prospectus dated March 1, 2010. Additional information pertaining to the Funds’ expense ratios as of October 31, 2010 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.40%.

The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

PERFORMANCE OVERVIEW – October 31, 2010 (Unaudited)
COMMONWEALTH REAL ESTATE SECURITIES FUND

The Commonwealth Real Estate Securities Fund’s NAV as of October 31, 2010, was $10.09 per share compared to $8.42 per share on October 31, 2009. For the twelve month period covered by this Annual Report, the Commonwealth Real Estate Securities Fund posted a 19.83% cumulative total return. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The Fund underperformed the Morgan Stanley Capital International (MSCI) US REIT Index,[1] which posted a 43.39% total return for the same period. The index does not include any fixed income instruments. Additionally, the index is unmanaged, it is expressed in terms of U.S. dollars and it does not reflect the deduction of fees or taxes associated with a mutual fund such as investment management and fund accounting fees. The performance of the Fund, however, reflects the deduction of fees for these various services. Investors cannot invest directly in an index.

More specifically, due to uncertainties within the marketplace as viewed by the management of the Fund, it was determined a lower risk profile should be assumed and therefore the cash positions were allowed to be larger than in retrospect would have been desired. This larger cash position and, thus the comfort of lower risks, resulted in the Fund experiencing an apparent lower return than might have been potentially possible when comparisons to certain indexes are made.

In addition, the Fund’s diversified investments in international real estate underperformed U.S. real estate indexes for this time period. Therefore, the combination of greater cash positions and greater allocations to international markets primarily explain the differing return numbers when index returns are reviewed keeping in mind that the two are dissimilar in many ways as described above.

Considering the market place for the last time period, as represented by the MSCI US REIT Index, REITs (Real Estate Investment Trusts) rallied sharply for the reporting period, advancing by more than 40% and outpacing the gains of approximately 17% for the broader U.S. equity indexes. One factor favoring REITs was a nascent economic recovery that began to take shape at the beginning of the year and gradually gained momentum. REITs had fallen substantially in late 2008 and early 2009 as a severe economic downturn led to declining occupancy rates for commercial properties.

REITs benefited from improving credit conditions and from many investors’ desires to hold higher dividend paying instruments. These factors enabled them to more easily raise capital in both the equity and debt markets. The financings helped ease concerns about near-term debt maturities and deteriorating balance sheets. In addition, as commercial property values generally declined during the year, many REITs, with the financial strength to do so, took advantage of bargain prices in the commercial property markets.

The Fund’s investments in REITs made a positive contribution to the Fund’s returns during the year. In fact, a majority of the Fund’s REIT holdings delivered double-digit returns. Hotel REITs, which tend to have the greatest economic sensitivity, and apartment REITs benefited as mortgage delinquencies increased and continuing foreclosures fueled demand for rental housing. These two groups were among the best performing REIT sectors in the Fund. Their performance helped offset the Fund’s investments in the building materials and home builders as they experienced negative returns or underperformed the broader MSCI US REIT Index during the year.

Even though improving vacancy rates and better rent levels have led to slightly higher demand for Commercial Real Estate (CRE), a continuing weak macro-economic picture and an increasing economic recovery time may continue to pressure leveraged and/or restructuring companies. The removal of the government stimulus program from the residential market in April led to disappointing performances in housing related stocks. The residential market has been negatively impacted by the bank foreclosure hiatus and is expected to extend the recovery time even longer than expected. The creation of jobs remains of great focus due to the direct effect on residential and commercial demand.

Investment Risks
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each.

The Fund’s investments in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in and of the Fund.

*
Portfolio holdings will change due to ongoing management of the funds. References to specific securities or sectors should not be construed as recommendations by the Funds, the Advisor or the Distributor.

[1] For additional information, please refer to the Glossary of Terms following the Performance Overview section.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

PERFORMANCE OVERVIEW – October 31, 2010 (Unaudited)
COMMONWEALTH REAL ESTATE SECURITIES FUND
Comparison of Change in Value of a $10,000 Investment in the Commonwealth Real Estate Securities Fund and the MSCI US REIT Index.

The above graph is a hypothetical $10,000 investment in the Commonwealth Real Estate Securities Fund from 1/5/04 (inception) to 10/31/10, and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Return			Average Annual Total Return
	as of September 30, 2010			as of October 31, 2010
							Gross
			Inception			Inception	Expense
	1 Year	5 Year	(1/5/04)	1 Year	5 Year	(1/5/04)	Ratio[1]
Commonwealth Real Estate Securities Fund	11.64%	-1.89%	1.55%	19.83%	-1.02%	1.85%	3.79%
MSCI US REIT Index	30.54%	1.88%	7.15%	43.39%	3.33%	7.79%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

[1]
The above expense ratio is from the Funds’ Prospectus dated March 1, 2010. Additional information pertaining to the Funds’ expense ratios as of October 31, 2010 can be found in the financial highlights. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 3.71%.

The Fund’s performance is measured against the MSCI US REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. MSCI started calculating and maintaining the MSCI US REIT Index on June 20, 2005. Prior to this date the MSCI US REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds’Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contracting your investment representative. Please read it carefully before you invest or send money.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

Glossary of Terms

The Australian All Ordinaries Index (“AAOI”) — is a capitalization-weighted index. The index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange.

Gross Domestic Product (GDP) — is a measure of the market value of the goods and services produced by labor and property within the United States and/or other foreign countries.

MSCI World Index — is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

MSCI US REIT Index — is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. MSCI started calculating and maintaining the MSCI US REIT Index on June 20, 2005. Prior to this date the MSCI US REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX.

The NZX 50 Index — is a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange.

The New Zealand SmallCap Index (“NZSCI”) — is a capitalization-weighted index of all New Zealand equities, excluding those in the NZX 50 Index, is considered to be reflective of the performance of the New Zealand small-cap equity market.

Tokyo Stock Price Index (“TOPIX”) — is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

PORTFOLIO COMPOSITION – October 31, 2010* (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Industry or	Percent of Total
Security Type	Investments
Commercial Services	19.8%
REITS	9.0%
Mining	6.7%
Electric	5.8%
Oil & Gas	4.8%
Transportation	4.7%
Retail	4.1%
Coal	4.0%
Bonds – Australia	3.8%
Media	3.7%
Metal Fabricate/Hardware	3.4%
Telecommunications	2.9%
Insurance	2.9%
Diversified Financial Services	2.8%
Food	2.6%
Healthcare – Services	2.6%
Preferred Stocks	2.2%
Agriculture	1.9%
Leisure Time	1.6%
Home Furnishings	1.5%
Bonds – New Zealand	1.4%
Apparel	1.2%
Healthcare – Products	1.2%
Short Term Investments	1.0%
Building Materials	1.0%
Internet	0.8%
Chemicals	0.8%
Biotechnology	0.7%
Computers	0.4%
Pharmaceuticals	0.3%
Banks	0.3%
Call Options	0.1%
100.0%

COMMONWEALTH JAPAN FUND
Industry or	Percent of Total
Security Type	Investments
Transportation	16.5%
Electronics	9.2%
Retail	8.2%
Electric	7.1%
Healthcare – Products	4.9%
Auto Parts & Equipment	4.8%
Real Estate	4.8%
Machinery – Diversified	4.7%
Gas	4.6%
Toys/Games/Hobbies	3.9%
Computers	3.7%
Insurance	3.7%
Distribution/Wholesale	3.1%
Banks	2.8%
Pharmaceuticals	2.8%
Entertainment	2.7%
Cosmetics/Personal Care	2.6%
Beverages	1.7%
Hand/Machine Tools	1.6%
Engineering & Construction	1.6%
Internet	1.3%
Telecommunications	1.1%
Electrical Components & Equip.	1.1%
Metal Fabricate/Hardware	1.0%
Short Term Investments	0.5%
100.0%

COMMONWEALTH GLOBAL FUND
Country or	Percent of Total
Security Type	Investments
United States	42.3%
United Kingdom	10.4%
France	7.0%
Spain	5.0%
Switzerland	4.4%
Israel	3.9%
Germany	3.6%
Brazil	3.3%
Canada	3.2%
Short Term Investments	3.1%
Bermuda	2.4%
Mexico	2.0%
Korea (Republic of-South)	1.8%
Portugal	1.8%
Netherlands	1.6%
Guernsey	1.5%
South Africa	1.4%
Japan	1.3%
100.0%

COMMONWEALTH REAL ESTATE SECURITIES FUND
Industry or	Percent of Total
Security Type	Investments
Short Term Investments	17.2%
REITS – Office Property	10.8%
REITS – Apartments	10.8%
Lodging	7.6%
Home Builders	7.4%
Building Materials	6.7%
REITS – Hotels	6.7%
Real Estate	5.4%
REITS – Diversified	4.9%
REITS – Warehouse/Industries	3.1%
Exchange Traded Funds	2.9%
REITS – Shopping Centers	2.9%
Bonds	2.7%
Telecommunications	2.6%
REITS – Storage	2.6%
Retail	1.6%
REITS – Health Care	1.4%
REITS – Single Tenant	1.2%
Call Options	0.8%
Insurance	0.7%
100.0%
* Portfolio composition is subject to change.

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

SCHEDULE OF INVESTMENTS – October 31, 2010

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

	Shares	Value
AUSTRALIA (26.4%)
COMMON STOCKS (22.8%)
APPAREL (1.1%)
Billabong International, Ltd.	35,565	$283,230
BANKS (0.3%)
Suncorp-Metway, Ltd.	7,791	70,211
BIOTECHNOLOGY (0.6%)
CSL, Ltd.	5,000	160,793
BUILDING MATERIALS (0.6%)
James Hardie Industries NV – ADR(1)	5,200	138,216
CHEMICALS (0.7%)
Nufarm, Ltd. (1)	39,562	176,326
COMPUTERS (0.4%)
Computershare, Ltd.	10,000	99,130
ELECTRIC (1.9%)
AGL Energy, Ltd.	30,046	473,552
FOOD (2.5%)
Woolworths, Ltd.	22,184	616,053
HEALTHCARE-PRODUCTS (1.1%)
Cochlear, Ltd.	4,000	278,270
HEALTHCARE-SERVICES (1.1%)
Sonic Healthcare Ltd.	25,628	273,381
INSURANCE (2.7%)
AMP, Ltd.	21,149	110,626
QBE Insurance Group, Ltd.	33,321	560,746
		671,372
INTERNET (0.7%)
Webjet, Ltd.	71,081	180,334
MINING (6.3%)
Orica Ltd.	7,273	179,388
OZ Minerals, Ltd.	308,661	473,175
PanAust, Ltd. (1)	1,250,000	912,203
		1,564,766
OIL & GAS (1.0%)
Eastern Star Gas, Ltd. (1)	200,000	165,543
Woodside Petroleum, Ltd.	2,246	95,703
		261,246
RETAIL (0.7%)
Wesfarmers, Ltd.	5,311	172,407
TRANSPORTATION (1.1%)
Asciano Group (1)	180,000	275,938
TOTAL COMMON STOCKS
(Cost $3,794,022)		5,695,225

	Principal
CORPORATE BONDS (3.6%)
CBA Capital Australia, Ltd., 3.82%,
4/15/15 (2) (3) (4)	$300,000	212,696
Hanson Australia Funding, Ltd.,
5.25%, 3/15/13 (4)	250,000	253,750
Telstra Corp., Ltd., 6.38%, 4/1/12 (4)	400,000	427,773
TOTAL CORPORATE BONDS (Cost $859,752)		894,219
TOTAL AUSTRALIA (Cost $4,653,774)		6,589,444

	Shares
NEW ZEALAND (66.7%)
COMMON STOCKS (63.1%)
AGRICULTURE (1.8%)
PGG Wrightson, Ltd. (1)	1,088,676	448,175
BUILDING MATERIALS (0.4%)
Fletcher Building Ltd.	15,000	93,884
COAL (3.8%)
Pike River Coal, Ltd. (1)	1,192,295	945,306
COMMERCIAL SERVICES (18.6%)
Allied Work Force Group, Ltd.	65,400	47,365
Cavotec MSL Holdings, Ltd.	190,000	492,479
Guinness Peat Group PLC	666,750	365,975
Mowbray Collectables, Ltd. (5)	821,593	469,757
Northland Port Corp. (NZ), Ltd.	81,425	105,527
Port of Tauranga, Ltd.	175,000	993,916
South Port New Zealand, Ltd.	1,027,930	2,162,859
		4,637,878

See accompanying notes to financial statements.

16

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

SCHEDULE OF INVESTMENTS – October 31, 2010

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

	Shares	Value
NEW ZEALAND (66.7%) – (Continued)
COMMON STOCKS (63.1%) – Continued
DIVERSIFIED FINANCIAL SERVICES (2.6%)
Canterbury Building Society	316,655	$663,857
ELECTRIC (3.5%)
Infratil, Ltd.	633,424	883,693
HEALTHCARE-SERVICES (1.3%)
Ryman Healthcare, Ltd.	205,000	337,570
HOME FURNISHINGS (1.4%)
Scott Technology, Ltd.	324,770	341,673
LEISURE TIME (1.5%)
Tourism Holdings, Ltd.	637,569	374,260
MEDIA (3.5%)
Sky Network Television, Ltd.	209,745	868,254
METAL FABRICATE/HARDWARE (3.2%)
Methven, Ltd.	606,250	804,186
OIL & GAS (3.5%)
New Zealand Oil & Gas, Ltd.	893,571	865,144
PHARMACEUTICALS (0.3%)
Pharmacybrands, Ltd. (1)	281,673	73,010
REITS (8.5%)
Argosy Property Trust	1,053,723	626,580
Goodman Property Trust	515,851	385,395
Kermadec Property Fund	1,212,929	490,080
Kiwi Income Property Trust	227,642	182,220
Vital Healthcare Property Trust	423,819	436,184
		2,120,459
RETAIL (3.1%)
Briscoe Group, Ltd.	405,000	404,466
Colonial Motor Co., Ltd.	199,565	374,261
		778,727
TELECOMMUNICATIONS (2.7%)
TeamTalk, Ltd.	403,590	683,044
TRANSPORTATION (3.4%)
Freightways, Ltd.	113,540	263,135
Mainfreight, Ltd.	105,000	576,338
		839,473
TOTAL COMMON STOCKS
(Cost $13,074,407)		15,758,593
PREFERRED STOCKS (2.1%)
INVESTMENT COMPANIES (2.1%)
ASB Capital, Ltd., 3.86%	954,218	520,127
TOTAL PREFERRED STOCKS
(Cost $686,799)		520,127
CALL OPTIONS (0.1%)
Pike River Coal, Ltd., Strike Price:
$1.25, Expiration 4/24/2011 (1)	350,000	30,685
TOTAL CALL OPTIONS
(Cost $0)		30,685
	Principal
CORPORATE BONDS (1.4%)
Sky Network Television, Ltd., 4.01%,
10/16/16 (2) (3) (4)	$500,000	336,388
TOTAL CORPORATE BONDS (Cost $313,561)		336,388
TOTAL NEW ZEALAND
(Cost $14,074,767)		16,645,793
	Shares
SHORT-TERM INVESTMENTS (0.9%)
Fifth Third Bank Institutional Govt.
Money Market Fund, 0.04% (6)	235,376	235,376
TOTAL SHORT-TERM INVESTMENTS
(Cost $235,376)		235,376
TOTAL INVESTMENTS (94.0%)
(Cost $18,963,917)		23,470,613
OTHER ASSETS IN EXCESS OF LIABILITIES (6.0%)		1,503,954
NET ASSETS (100.0%)		$24,974,567

(1)	Non-income producing.
(2)	Variable, Floating, or Step Rate Security. The rate reflected in the Schedule of Investments is the rate in effect at 10/31/2010.
(3)	Principal amount shown is in New Zealand Dollars; value shown in U.S. Dollars.
(4)	Callable.
(5)	Affiliated Investment. See Note 5 of the Notes to Financial Statements.
(6)	Rate disclosed is the seven day yield as of 10/31/2010.
ADR — American Depositary Receipt
PLC — Public Limited Company

See accompanying notes to financial statements.

17

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

SCHEDULE OF INVESTMENTS – October 31, 2010

COMMONWEALTH JAPAN FUND

	Shares	Value
COMMON STOCKS (99.1%)
AUTO PARTS & EQUIPMENT (4.8%)
NGK Spark Plug Co., Ltd.	6,000	$83,658
Sumitomo Rubber Industries, Ltd.	10,000	107,742
		191,400
BANKS (2.8%)
Sumitomo Mitsui Financial Group, Inc.	3,800	113,901
BEVERAGES (1.7%)
Kirin Holdings Co., Ltd.	5,000	68,597
COMPUTERS (3.7%)
Fujitsu, Ltd.	10,000	68,349
Melco Holdings, Inc.	2,500	81,210
		149,559
COSMETICS/PERSONAL CARE (2.6%)
Unicharm Corp.	2,700	103,175
DISTRIBUTION/WHOLESALE (3.1%)
Marubeni Corp.	20,000	125,761
ELECTRIC (7.1%)
Hokkaido Electric Power Co., Inc.	6,000	126,233
Tohoku Electric Power Co., Inc.	7,000	157,189
		283,422
ELECTRICAL COMPONENTS & EQUIPMENT (1.1%)
Nippon Signal Co., Ltd.	6,000	42,053
ELECTRONICS (9.1%)
Hamamatsu Photonics K.K.	1,500	48,503
Hoya Corp.	4,000	93,550
Star Micronics Co., Ltd.	5,000	47,720
Taiyo Yuden Co., Ltd.	8,000	102,796
Toyo Corp.	8,000	74,462
		367,031
ENGINEERING & CONSTRUCTION (1.6%)
Kajima Corp.	18,000	42,276
Taihei Dengyo Kaisha, Ltd.	3,000	20,952
		63,228
ENTERTAINMENT (2.7%)
Sankyo Co., Ltd.	2,000	106,624
GAS (4.6%)
Toho Gas Co., Ltd.	35,000	184,851
HAND/MACHINE TOOLS (1.6%)
Meidensha Corp.	18,000	64,198
HEALTHCARE-PRODUCTS (4.8%)
Asahi Intecc Co., Ltd.	4,000	67,006
Terumo Corp.	2,500	126,911
		193,917
INSURANCE (3.6%)
T & D Holdings, Inc.	2,000	40,984
Tokio Marine Holdings, Inc. – ADR	3,750	105,338
		146,322
INTERNET (1.3%)
DeNA Co., Ltd.	2,000	51,746
MACHINERY-DIVERSIFIED (4.6%)
Fanuc, Ltd.	1,000	144,774
Torishima Pump Manufacturing Co., Ltd.	2,500	41,227
		186,001
METAL FABRICATE/HARDWARE (1.0%)
Okano Valve Manufacturing Co.	5,000	40,388
PHARMACEUTICALS (2.8%)
Chugai Pharmaceutical Co., Ltd.	6,500	113,813
REAL ESTATE (4.8%)
Sumitomo Realty & Development Co., Ltd.	6,000	130,782
Tokyo Tatemono Co., Ltd.	15,000	60,581
		191,363
RETAIL (8.2%)
ABC-Mart, Inc.	2,000	68,025
Nitori Co., Ltd.	600	52,790
Sundrug Co., Ltd.	4,000	111,346
Yamada Denki Co., Ltd.	1,500	97,490
		329,651
TELECOMMUNICATIONS (1.1%)
Hitachi Kokusai Electric, Inc.	5,000	45,421
TOYS/GAMES/HOBBIES (3.9%)
Nintendo Co., Ltd.	600	155,462
TRANSPORTATION (16.5%)
East Japan Railway Co.	1,500	92,736
Hankyu Hanshin Holdings, Inc.	22,000	105,530

See accompanying notes to financial statements.

18

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

SCHEDULE OF INVESTMENTS – October 31, 2010

COMMONWEALTH JAPAN FUND

	Shares	Value
COMMON STOCKS (99.1%) – Continued
Keihin Electric Express Railway Co., Ltd.	13,000	$122,940
Keio Corp.	18,000	125,935
Tobu Railway Co., Ltd.	18,000	101,106
Yamato Holdings Co., Ltd.	9,000	113,409
		661,656
TOTAL COMMON STOCKS
(Cost $3,116,911)		3,979,540
SHORT-TERM INVESTMENTS (0.5%)
Fifth Third Bank Institutional Govt.
Money Market Fund, 0.04% (1)	20,387	20,387
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,387)		20,387
TOTAL INVESTMENTS (99.6%)
(Cost $3,137,298)		3,999,927
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)		17,249
NET ASSETS (100.0%)		$4,017,176

(1)	Rate disclosed is the seven day yield as of 10/31/2010.
ADR — American Depositary Receipt

See accompanying notes to financial statements.

19

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

SCHEDULE OF INVESTMENTS – October 31, 2010

COMMONWEALTH GLOBAL FUND

	Shares	Value
COMMON STOCKS (90.5%)
BERMUDA (2.4%)
Bunge, Ltd.	6,500	$390,455
BRAZIL (3.3%)
Cia de Saneamento Basico do Estado de Sao Paulo ADR	5,000	229,800
Vale SA ADR	10,000	321,400
		551,200
CANADA (3.2%)
InterOil Corp. (1)	5,000	355,900
Vitran Corp., Inc. (1)	16,000	179,040
		534,940
FRANCE (7.0%)
Arkema SA ADR	6,130	397,530
BNP Paribas ADR	6,000	219,600
France Telecom SA ADR	11,000	262,790
Total SA ADR	5,200	283,296
		1,163,216
GERMANY (3.6%)
E.ON AG ADR	8,000	249,920
Siemens AG ADR	3,000	342,930
		592,850
GUERNSEY (1.5%)
Amdocs, Ltd. (1)	8,000	245,440
ISRAEL (3.9%)
NICE Systems, Ltd. ADR (1)	10,000	334,900
Teva Pharmaceutical Industries, Ltd. ADR	6,000	311,400
		646,300
JAPAN (1.3%)
Nidec Corp. ADR	9,000	219,690
KOREA (REPUBLIC OF-SOUTH) (1.8%)
Korea Electric Power Corp. ADR (1)	8,000	105,680
KT Corp. ADR	9,500	196,555
		302,235
MEXICO (2.0%)
Grupo Televisa SA ADR	15,000	336,750
NETHERLANDS (1.6%)
Unilever NV	9,000	267,210
PORTUGAL (1.8%)
Portugal Telecom SGPS SA ADR	20,300	292,320
SOUTH AFRICA (1.4%)
Sanlam, Ltd. ADR	5,000	95,450
Shoprite Holdings, Ltd. ADR	5,000	142,800
		238,250
SPAIN (5.0%)
Banco Bilbao Vizcaya Argentaria SA ADR	17,497	230,085
Banco Santander SA ADR	17,186	220,153
Repsol YPF SA ADR	8,000	221,520
Telefonica SA ADR	2,000	162,280
		834,038
SWITZERLAND (4.4%)
Nestle SA ADR	7,750	425,088
Roche Holding AG ADR	8,000	294,000
		719,088
UNITED KINGDOM (10.4%)
Anglo American PLC ADR	11,830	275,048
BG Group PLC ADR	2,000	194,700
Centrica PLC ADR	3,000	63,540
Diageo PLC ADR	2,000	148,000
GlaxoSmithKline PLC ADR	2,000	78,080
Old Mutual PLC ADR	15,000	247,800
Prudential PLC ADR	18,000	363,600
Tate & Lyle PLC ADR	4,136	133,014
Vodafone Group PLC ADR	7,875	216,641
		1,720,423
UNITED STATES (35.9%)
AGCO Corp. (1)	12,000	509,640
American National Insurance Co.	4,498	352,823
BJ’s Wholesale Club, Inc. (1)	5,075	211,780
Chemed Corp.	5,200	306,488
Conmed Corp. (1)	15,720	345,997
DENTSPLY International, Inc.	6,700	210,313
DST Systems, Inc.	5,000	216,350
Electronic Arts, Inc. (1)	10,000	158,500
KVH Industries, Inc. (1)	30,000	421,200
LifePoint Hospitals, Inc. (1)	6,500	220,480
Lubrizol Corp.	5,055	518,087
Lufkin Industries, Inc.	12,000	586,200
Norfolk Southern Corp.	9,000	553,410
Northwest Natural Gas Co.	5,000	246,450
Pentair, Inc.	12,760	417,635
Valero Energy Corp.	10,000	179,500

See accompanying notes to financial statements.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

SCHEDULE OF INVESTMENTS – October 31, 2010

COMMONWEALTH GLOBAL FUND

	Shares	Value
COMMON STOCKS (90.5%) – Continued
Varian Semiconductor Equipment Associates, Inc. (1)	15,000	$490,050
		5,944,903
TOTAL COMMON STOCKS
(Cost $11,377,726)		14,999,308
PREFERRED STOCKS (4.3%)
UNITED STATES (4.3%)
Chesapeake Energy Corp., 1.13% (2)	1,000	91,210
HSBC USA, Inc., Series F, 0.22%,
Callable 12/1/10 (3) (4)	18,000	379,080
HSBC USA, Inc., Series G, 0.25%,
Callable 1/1/11 (3) (4)	10,000	231,200
TOTAL PREFERRED STOCKS
(Cost $561,255)		701,490

	Principal
CORPORATE BONDS (2.3%)
UNITED STATES (2.3%)
JPMorgan Chase & Co., 0.00%,
2/10/11 (5)	$150,000	182,175
Toyota Motor Credit Corp., 4.75%,
2/4/25 (3) (4)	200,000	200,907
		383,082
TOTAL CORPORATE BONDS
(Cost $348,044)		383,082

	Shares
SHORT-TERM INVESTMENTS (3.1%)
Fifth Third Bank Institutional Govt.
Money Market Fund, 0.04% (6)	520,798	520,798
TOTAL SHORT-TERM INVESTMENTS
(Cost $520,798)		520,798
TOTAL INVESTMENTS (100.2%)
(Cost $12,807,823)		16,604,678
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)		(30,504)
NET ASSETS (100.0%)		$16,574,174

(1)	Non-income producing.
(2)	Convertible security.
(3)	Callable.
(4)	Variable, Floating, or Step Rate Security. The rate reflected in the Schedule of Investments is the rate in effect at 10/31/2010.
(5)

Principal Protected Notes due February 10, 2011 are debt securities of JPMorgan Chase & Co., Inc. The principal amount is $1,000 and has no periodic interest payments. At maturity, the holder is entitled to receive the principal amount of $1,000, plus a supplemental redemption amount of $1,000 X (Ending Index Value - Starting Index Value)/Starting Index Value.

(6)	Rate disclosed is the seven day yield as of 10/31/2010.
ADR — American Depositary Receipt
PLC — Public Limited Company

See accompanying notes to financial statements.

21

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SCHEDULE OF INVESTMENTS – October 31, 2010

COMMONWEALTH REAL ESTATE SECURITIES FUND

	Shares	Value
COMMON STOCKS (79.1%)
BUILDING MATERIALS (7.0%)
Cemex SAB de CV ADR (1)	12,979	$113,826
CRH PLC ADR	9,200	162,564
James Hardie Industries NV – ADR (1)	6,900	183,402
Lafarge SA ADR	5,000	71,450
Pretoria Portland Cement Co., Ltd. ADR	1,399	13,472
USG Corp. (1)	7,000	88,760
		633,474
HOME BUILDERS (7.7%)
China Housing & Land Development, Inc. (1)	40,000	95,600
Desarrolladora Homex SAB de CV ADR (1)	7,000	235,060
KB Home	10,000	105,100
MDC Holdings, Inc.	5,000	128,750
Toll Brothers, Inc. (1)	7,500	134,550
		699,060
INSURANCE (0.7%)
Stewart Information Services Corp.	6,000	64,920
LODGING (7.8%)
Gaylord Entertainment Co. (1)	5,000	166,700
Home Inns & Hotels Management, Inc. ADR (1)	7,000	358,120
Marriott International, Inc., Class A	5,035	186,547
		711,367
REAL ESTATE (5.6%)
Alto Palermo SA ADR	17,000	191,760
Gafisa SA ADR	6,000	100,740
St. Joe Co./The (1)	3,000	60,570
WP Carey & Co., LLC	5,000	155,800
		508,870
REITS-APARTMENTS (11.1%)
American Campus Communities, Inc.	1,100	34,793
AvalonBay Communities, Inc.	1,547	164,462
Camden Property Trust	5,000	247,950
Equity Residential	6,000	291,780
Essex Property Trust, Inc.	900	101,664
UDR, Inc.	7,565	170,061
		1,010,710
COMMON STOCKS (79.1%)
REITS-DIVERSIFIED (5.1%)
Vornado Realty Trust	3,107	271,521
Washington Real Estate
Investment Trust	6,000	192,180
		463,701
REITS-HEALTH CARE (1.4%)
Health Care REIT, Inc.	2,500	127,750
REITS-HOTELS (6.9%)
Host Hotels & Resorts, Inc.	15,317	243,387
LaSalle Hotel Properties	12,000	284,280
Pebblebrook Hotel Trust (1)	5,000	97,950
		625,617
REITS-OFFICE PROPERTY (11.2%)
Alexandria Real Estate Equities, Inc.	2,500	183,700
BioMed Realty Trust, Inc.	9,000	165,150
Boston Properties, Inc.	2,500	215,475
Corporate Office
Properties Trust SBI MD	4,000	141,960
Douglas Emmett, Inc.	6,000	107,640
SL Green Realty Corp.	3,000	197,160
		1,011,085
REITS-SHOPPING CENTERS (3.0%)
Acadia Realty Trust	4,985	95,114
Saul Centers, Inc.	4,100	174,988
		270,102
REITS-SINGLE TENANT (1.2%)
National Retail Properties, Inc.	4,000	108,400
REITS-STORAGE (2.7%)
Extra Space Storage, Inc.	15,000	243,000
REITS-WAREHOUSE/INDUSTRIES (3.3%)
AMB Property Corp.	3,500	98,665
EastGroup Properties, Inc.	3,000	121,440
ProLogis	5,500	75,075
		295,180
RETAIL (1.7%)
Kingfisher PLC ADR	20,000	151,200
TELECOMMUNICATIONS (2.7%)
American Tower Corp., Class A (1)	2,500	129,025
SBA Communications Corp., Class A (1)	3,000	117,780

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS – October 31, 2010

COMMONWEALTH REAL ESTATE SECURITIES FUND

	Shares	Value
COMMON STOCKS (79.1%)
		$246,805
TOTAL COMMON STOCKS
(Cost $7,208,747)		7,171,241
EXCHANGE TRADED FUNDS (3.0%)
Claymore/AlphaShares China Real
Estate ETF	8,500	171,700
SPDR Dow Jones International Real
Estate ETF	2,500	100,975
TOTAL EXCHANGE TRADED FUNDS
(Cost $246,853)		272,675
	Principal
CORPORATE BONDS (2.8%)
BUILDING MATERIALS (2.8%)
Hanson Australia Funding, Ltd.,
5.25%, 3/15/13 (2)	$250,000	253,750
TOTAL CORPORATE BONDS
(Cost $250,578)		253,750
	Contracts
CALL OPTIONS (0.9%)
Home Depot, Strike Price: $22.50,
Expiration 1/21/2012 (1)	50	44,750
Lowe’s Cos., Inc., Strike Price:
$16.00, Expiration 4/16/2011 (1)	60	32,700
TOTAL CALL OPTIONS
(Cost $79,642)		77,450
	Shares
SHORT-TERM INVESTMENTS (17.8%)
Fifth Third Bank Institutional Govt.
Money Market Fund, 0.04% (3)	1,617,387	1,617,387
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,617,387)		1,617,387
TOTAL INVESTMENTS (103.6%)
(Cost $9,403,207)		9,392,503
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.6%)		(329,863)
NET ASSETS (100.0%)		$9,062,640

(1) Non-income producing.
(2) Callable.
(3) Rate disclosed is the seven day yield as of 10/31/2010.
ADR — American Depositary Receipt
PLC — Public Limited Company
REIT — Real Estate Investment Trusts
SPDR — Standard & Poor’s Depositary Receipt

See accompanying notes to financial statements.

23

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

STATEMENTS OF ASSETS AND LIABILITIES – October 31, 2010

	Commonwealth			Commonwealth
	Australia/New	Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund
ASSETS:
Investments, at value (Cost $18,205,599, $3,137,298, $12,807,823 and $9,403,207)	$23,000,856	$3,999,927	$16,604,678	$9,392,503
Investments in affiliated companies, at value (Cost $758,318, $0, $0 and $0)	469,757	—	—	—
Total Investments, at value (Cost $18,963,917, $3,137,298, $12,807,823 and $9,403,207)	23,470,613	3,999,927	16,604,678	9,392,503
Foreign currency, at value (Cost $1,354,285, $2,592, $0 and $0)	1,395,751	2,611	—	—
Interest and dividends receivable	108,698	30,963	20,316	9,148
Receivable for shares of beneficial interest issued	13,000	60	—	—
Receivable for investments sold	364,986	—	—	—
Prepaid expenses	9,853	6,934	11,798	6,348
Total Assets	25,362,901	4,040,495	16,636,792	9,407,999
LIABILITIES:
Payable for investments purchased	282,203	—	—	218,940
Payable for options written (Proceeds $0, $0, $0 and $96,974)	—	—	—	89,465
Payable for shares of beneficial interest redeemed	300	—	—	—
Accrued expenses and other payables:
Investment advisory	15,665	2,575	10,477	5,801
Administration	11,533	2,044	7,197	4,018
Distribution	9,936	1,598	6,238	3,744
Accounting and transfer agent	14,396	7,437	7,915	5,977
Trustee	7,819	1,521	4,791	2,690
Compliance	3,734	673	2,357	1,320
Custodian	2,550	641	315	254
Other	40,198	6,830	23,328	13,150
Total liabilities	388,334	23,319	62,618	345,359
NET ASSETS	$24,974,567	$4,017,176	$16,574,174	$9,062,640

NET ASSET VALUE, OFFERING PRICE &
REDEMPTION PRICE PER SHARE:(a)
(2,325,126, 1,435,272, 1,073,322 and 898,245, shares of beneficial interest outstanding, respectively, par value $0.01, unlimited shares authorized)	$ 10.74	$ 2.80	$ 15.44	$ 10.09

NET ASSETS CONSIST OF:
Paid-in-beneficial interest	$22,154,868	$4,084,649	$12,907,025	$9,844,856
Accumulated net investment income (loss)	81,934	—	(41,225)	7,590
Accumulated net realized losses from investments, written options and foreign currency transactions	(1,817,136)	(931,507)	(88,481)	(786,611)
Net unrealized appreciation/depreciation on investments, written options and foreign currency translations	4,554,901	864,034	3,796,855	(3,195)
NET ASSETS	$24,974,567	$4,017,176	$16,574,174	$9,062,640

(a)	Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 14 calendar days of their purchase. See Note 3 in the Notes to Financial Statements.

See accompanying notes to financial statements.

24

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

STATEMENTS OF OPERATIONS – October 31, 2010

	Commonwealth			Commonwealth
	Australia/New	Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund
INVESTMENT INCOME:
Interest income	$ 104,798	$ 1,065	$ 9,649	$ 15,018
Dividend income, unaffiliated issuers	1,038,019	82,049	337,445	190,202
Dividend income, affiliated issuers	8,712	—	—	—
Foreign tax withholding	(102,989)	(5,640)	(8,298)	(623)
Total Investment Income	1,048,540	77,474	338,796	204,597
EXPENSES:
Management fees (Note 4)	183,267	32,352	117,145	65,959
Legal fees	62,903	11,206	39,923	22,553
Administration fees	127,457	22,314	80,261	44,989
Accounting and transfer agent fees	83,952	48,127	41,734	32,440
Distribution fees	61,089	7,888	36,594	21,986
Custodian fees	15,894	3,723	1,821	1,626
Miscellaneous fees	26,318	5,147	16,752	9,770
Audit fees	30,352	4,309	16,528	9,164
Trustee fees and expenses	44,760	7,836	27,204	15,270
Consulting services fees	26,991	4,714	16,961	9,483
Compliance fees	50,675	8,883	31,886	17,941
Insurance fees	23,925	3,734	12,332	6,809
State registration and filing fees	23,148	18,059	18,371	17,488
Printing and postage fees	27,232	4,407	13,900	7,860
Interest expense	2,835	274	203	—
Total Expenses	790,798	182,973	471,615	283,338
Net Investment Income (Loss)	257,742	(105,499)	(132,819)	(78,741)
REALIZED/UNREALIZED GAIN ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments, unaffiliated issuers	359,608	135,451	124,122	(493,246)
Net realized gain (loss) from written options	—	—	—	(46,254)
Net realized gain (loss) on foreign currency transactions	(7,603)	2,969	—	—
Net change in unrealized appreciation/depreciation on:
Investments, unaffiliated issuers	1,659,965	142,411	2,225,804	2,064,905
Investments, affiliated issuers	(113,514)	—	—	—
Written options	—	—	—	112,284
Foreign currency translations	58,200	1,342	—	—
Net realized/unrealized gain from investments, written options and foreign currency transactions	1,956,656	282,173	2,349,926	1,637,689
Net Increase In Net Assets Resulting From Operations	$2,214,398	$ 176,674	$2,217,107	$1,558,948

See accompanying notes to financial statements.

25

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth		Commonwealth
	Australia/New Zealand Fund		Japan Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009
OPERATIONS:
Net investment income (loss)	$ 257,742	$ 191,425	$ (105,499)	$ (120,111)
Net realized gain (loss) from investments	359,608	(2,527,680)	135,451	(825,428)
Net realized gain (loss) from foreign currency transactions	(7,603)	226,946	2,969	20,036
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,604,651	8,100,162	143,753	1,391,898
Change in net assets resulting from operations	2,214,398	5,990,853	176,674	466,395

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:	—	(3,157,460)	—	—
Net realized gains:	—	(2,209,536)	—	—
Change in net assets from distributions	—	(5,366,996)	—	—

CAPTIAL TRANSACTIONS:
Proceeds from shares issued	7,053,608	14,887,002	1,824,761	3,182,001
Dividends reinvested	—	4,496,054	—	—
Cost of shares redeemed	(13,268,204)	(10,996,573)	(2,416,751)	(4,122,450)
Redemption fees	26	211	34	1,922
Change in net assets resulting from capital transactions	(6,214,570)	8,386,694	(591,956)	(938,527)
Net increase/(decrease) in net assets	(4,000,172)	9,010,551	(415,282)	(472,132)

NET ASSETS:
Beginning of year	28,974,739	19,964,188	4,432,458	4,904,590
End of year	$24,974,567	$28,974,739	$ 4,017,176	$ 4,432,458
Accumulated net investment income (loss)	$ 81,934	$ (273,464)	$ —	$ —

SHARE TRANSACTIONS:
Issued	713,167	1,744,415	668,501	1,318,566
Reinvested	—	627,065	—	—
Redeemed	(1,333,014)	(1,263,574)	(880,733)	(1,655,957)
Change in shares	(619,847)	1,107,906	(212,232)	(337,391)

See accompanying notes to financial statements.

26

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth		Commonwealth
	Global Fund		Real Estate Securities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009
OPERATIONS:
Net investment loss	$ (132,819)	$ (121,757)	$ (78,741)	$ (8,525)
Net realized gain (loss) from investments	124,122	(80,602)	(493,246)	(180,468)
Net realized gain (loss) from written options transactions	—	—	(46,254)	269,503
Net change in unrealized appreciation/depreciation on investments and written options	2,225,804	2,954,946	2,177,189	890,731
Change in net assets resulting from operations	2,217,107	2,752,587	1,558,948	971,241

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:	—	—	—	—
Net realized gains:	—	—	—	—
Change in net assets from distributions	—	—	—	—

CAPTIAL TRANSACTIONS:
Proceeds from shares issued	2,082,124	1,794,773	995,921	1,466,002
Cost of shares redeemed	(2,677,584)	(2,922,627)	(1,681,120)	(2,438,062)
Redemption fees	5	2	—	—
Change in net assets resulting from capital transactions	(595,455)	(1,127,852)	(685,199)	(972,060)
Net increase/(decrease) in net assets	1,621,652	1,624,735	873,749	(819)

NET ASSETS:
Beginning of year	14,952,522	13,327,787	8,188,891	8,189,710
End of year	$16,574,174	$14,952,522	$ 9,062,640	$ 8,188,891
Accumulated net investment income (loss)	$ (41,225)	$ (31,656)	$ 7,590	$ —

SHARE TRANSACTIONS:
Issued	143,630	161,784	108,281	207,119
Redeemed	(186,434)	(239,378)	(182,185)	(317,642)
Change in shares	(42,804)	(77,594)	(73,904)	(110,523)

See accompanying notes to financial statements.

27

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

FINANCIAL HIGHLIGHTS

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

Selected data for a share outstanding throughout the years indicated:

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	10/31/10	10/31/09	10/31/08	10/31/07	10/31/06

Net Asset Value, Beginning of Year	$9.84	$10.87	$20.34	$17.44	$16.43

Change in net assets from operations:
Net investment income	0.08	0.08 (a)	1.04	0.19	0.26
Net realized and unrealized gain (loss) from investments	0.82	1.95	(8.47)	5.00	1.98
Total from investment activities	0.90	2.03	(7.43)	5.19	2.24

Distributions
Net investment income	—	(1.80)	(0.60)	(0.06)	(0.48)
Net realized gains	—	(1.26)	(1.44)	(2.23)	(0.75)
Total distributions	—	(3.06)	(2.04)	(2.29)	(1.23)
Redemption fees	— (b)	— (b)	—	—	—

Net Asset Value, End of Year	$10.74	$9.84	$10.87	$20.34	$17.44

Total return	9.15%	29.09%	(40.25)%	32.60%	14.58%
Net assets at end of year (000’s)	$24,975	$28,975	$19,964	$45,443	$35,091

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.24%	3.59%	2.74%	2.55%	2.94	%(c)(d)
Ratio of net investment income to average net assets	1.05%	0.95%	5.67%	1.03%	1.32	%(c)
Portfolio turnover rate	12%	34%	21%	21%	20%

(a)	Calculated using the average shares method.
(b)	Value is less than $0.005 per share.
(c)
In accordance with a requirement of the Securities and Exchange Commissions (“SEC”), the ratios reflect total expenses prior to the reduction of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 2.94% and 1.32%, respectively, for the year ended October 31, 2006.

(d)	The reimbursement of certain interest costs by FCA Corp related to an SEC settlement on November 29, 2006 reduced the expense ratio by 0.01%.

See accompanying notes to financial statements.

28

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

FINANCIAL HIGHLIGHTS

COMMONWEALTH JAPAN FUND

Selected data for a share outstanding throughout the years indicated:

	For the year	For the year		For the year	For the year	For the year
	ended	ended		ended	ended	ended
	10/31/10	10/31/09		10/31/08	10/31/07	10/31/06

Net Asset Value, Beginning of Year	$2.69	$2.47		$3.82	$4.33	$4.15

Change in net assets from operations:
Net investment loss	(0.07)	(0.06	)(a)	(0.04)	(0.07)	(0.09)
Net realized and unrealized gain (loss) from investments	0.18	0.28		(1.31)	0.11	0.32
Total from investment activities	0.11	0.22		(1.35)	0.04	0.23

Distributions
Net investment income	—	—		—	—	—
Net realized gains	—	—		—	(0.55)	(0.05)
Total distributions	—	—		—	(0.55)	(0.05)
Redemption fees	— (b)	—	(b)	—	—	—

Net Asset Value, End of Year	$2.80	$2.69		$2.47	$3.82	$4.33

Total return	4.09%	8.91%		(35.34)%	1.02%	5.60%
Net assets at end of year (000’s)	$4,017	$4,432		$4,905	$8,121	$8,291

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	4.24%	4.56%		3.33%	3.19%	3.20	%(c)(d)
Ratio of net investment loss to average net assets	(2.45)%	(2.58)%		(1.36)%	(1.78)%	(1.86	)%(c)
Portfolio turnover rate	10%	30%		10%	2%	50%

(a)	Calculated using the average shares method.
(b)	Value is less than $0.005 per share.
(c)
In accordance with a requirement of the Securities and Exchange Commissions (“SEC”), the ratios reflect total expenses prior to the reduction of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 3.19% and (1.85)%, respectively, for the year ended October 31, 2006.

(d)	The reimbursement of certain interest costs by FCA Corp related to an SEC settlement on November 29, 2006 reduced the expense ratio by 0.15%.

See accompanying notes to financial statements.

29

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

FINANCIAL HIGHLIGHTS

COMMONWEALTH GLOBAL FUND

Selected data for a share outstanding throughout the years indicated:

	For the year	For the year		For the year	For the year	For the year
	ended	ended		ended	ended	ended
	10/31/10	10/31/09		10/31/08	10/31/07	10/31/06

Net Asset Value, Beginning of Year	$13.40	$11.16		$19.97	$17.07	$15.06

Change in net assets from operations:
Net investment income (loss)	(0.12)	(0.10	)(a)	(0.02)	0.04	(0.09)
Net realized and unrealized gain (loss) from investments	2.16	2.34		(7.60)	3.77	2.47
Total from investment activities	2.04	2.24		(7.62)	3.81	2.38

Distributions
Net investment income	—	—		(0.01)	—	—
Net realized gains	—	—		(1.18)	(0.91)	(0.37)
Total distributions	—	—		(1.19)	(0.91)	(0.37)
Redemption fees	— (b)	—	(b)	—	—	—

Net Asset Value, End of Year	$15.44	$13.40		$11.16	$19.97	$17.07

Total return	15.22%	20.07%		(40.36)%	23.13%	16.04%
Net assets at end of year (000’s)	$16,574	$14,953		$13,328	$29,041	$23,525

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.02%	3.40%		2.43%	2.34%	2.72	%(c)
Ratio of net investment income (loss) to average net assets	(0.85)%	(0.92)%		(0.12)%	0.27%	(0.55	)%(c)
Portfolio turnover rate	10%	12%		7%	12%	36%

(a)	Calculated using the average shares method.
(b)	Value is less than $0.005 per share.
(c)
In accordance with a requirement of the Securities and Exchange Commissions (“SEC”), the ratios reflect total expenses prior to the reduction of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 2.72% and (0.55)%, respectively, for the year ended October 31, 2006.

See accompanying notes to financial statements.

30

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

FINANCIAL HIGHLIGHTS

COMMONWEALTH REAL ESTATE SECURITIES FUND

Selected data for a share outstanding throughout the years indicated:

	For the year	For the year		For the year	For the year	For the year
	ended	ended		ended	ended	ended
	10/31/10	10/31/09		10/31/08	10/31/07	10/31/06

Net Asset Value, Beginning of Year	$8.42	$7.56		$14.21	$14.06	$11.85

Change in net assets from operations:
Net investment income (loss)	(0.09)	(0.01	)(a)	(0.08)	0.06	0.04
Net realized and unrealized gain (loss) from investments	1.76	0.87		(5.45)	0.21	2.28
Total from investment activities	1.67	0.86		(5.53)	0.27	2.32

Distributions
Net investment income	—	—		—	(0.09)	(0.11)
Net realized gains	—	—		(0.95)	(0.03)	—	(b)
Return of capital	—	—		(0.17)	—	—
Total distributions	—	—		(1.12)	(0.12)	(0.11)
Redemption fees	—	—		—	—	—

Net Asset Value, End of Year	$10.09	$8.42		$7.56	$14.21	$14.06

Total return	19.83%	11.38%		(41.65)%	1.91%	19.74%
Net assets at end of year (000’s)	$9,063	$8,189		$8,190	$15,037	$14,578

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	3.22%	3.71%		2.55%	2.49%	2.87	%(c)
Ratio of net investment income (loss) to average net assets	(0.89)%	(0.11)%		(0.66)%	0.41%	0.29	%(c)
Portfolio turnover rate	21%	5%		13%	20%	8%

(a)	Calculated using the average shares method.
(b)	Value is less than $0.005 per share.
(c)
In accordance with a requirement of the Securities and Exchange Commissions (“SEC”), the ratios reflect total expenses prior to the reduction of “fees paid indirectly.” The ratios of expenses to average daily net assets and net investment income to average daily net assets, net of fees paid indirectly would have been 2.86% and 0.30%, respectively, for the year ended October 31, 2006.

See accompanying notes to financial statements.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

NOTES TO FINANCIAL STATEMENTS – October 31, 2010

Note 1 – Organization

Commonwealth International Series Trust (the “Trust”) was organized as a Massachusetts business trust on May 8, 1986, and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The Trust currently consists of four diversified series: the Commonwealth Australia/New Zealand Fund (the “Australia/New Zealand Fund”), the Commonwealth Japan Fund (the “Japan Fund”), the Commonwealth Global Fund (the “Global Fund”) and the Commonwealth Real Estate Securities Fund (the “Real Estate Securities Fund”) (each a “Fund” and collectively the “Funds”).

Note 2 – Investment Objectives

Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e., Japan, Australia/New Zealand or Real Estate).

Note 3 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of financial statements for the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A) Valuation of Securities – Each Fund’s assets are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last current bid and ask quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Generally, debt instruments with maturities of less than 60 days (short-term debt) are valued at amortized cost or original cost plus interest, which approximates current value. Investments in open-end investment companies are valued at net asset value. If Fund management determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby fair value prices provided by a pricing service will be utilized if certain conditions are met. For the year ended October 31, 2010, there were several instances where these conditions were met, and as a result, foreign securities in the Australia/New Zealand Fund and the Japan Fund were valued at fair value.

B) Fair Value Measurements – The Funds’ investments have been categorized by tiers dependent upon the various “inputs” used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets.
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

NOTES TO FINANCIAL STATEMENTS – October 31, 2010 (Continued)

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2010:

			Level 2 – Other
			Significant
			Observative
	Level 1 – Quoted Prices		Inputs	Total***
	Investment	Other Financial	Investment	Investment	Other Financial
Fund	Securities	Instruments**	Securities	Securities	Instruments**
Australia/New Zealand Fund
Security Type
Common Stocks*	$21,453,818	$—	$—	$21,453,818	$—
Bonds	549,084	—	681,523	1,230,607	—
Preferred Stocks	520,127	—	—	520,127	—
Call Options	30,685	—	—	30,685	—
Short Term Investments	235,376	—	—	235,376	—
Total	$22,789,090	$—	$681,523	$23,470,613	$—
Japan Fund
Security Type
Common Stocks*	$3,979,540	$—	$—	$3,979,540	$—
Short Term Investment	20,387	—	—	20,387	—
Total	$3,999,927	$—	$—	$3,999,927	$—
Global Fund
Security Type
Common Stocks*	$14,999,308	$—	$—	$14,999,308	$—
Preferred Stocks	701,490	—	—	701,490	—
Bonds	—	—	383,082	383,082	—
Short Term Investment	520,798	—	—	520,798	—
Total	$16,221,596	$—	$383,082	$16,604,678	$—
Real Estate Securities Fund
Security Type
Common Stocks*	$7,171,241	$—	$—	$7,171,241	$—
Exchange Traded Funds	272,675	—	—	272,675	—
Bonds	—	—	253,750	253,750	—
Call Options	77,450	(89,465)	—	77,450	(89,465)
Short Term Investments	1,617,387	—	—	1,617,387	—
Total	$9,138,753	$(89,465)	$253,750	$9,392,503	$(89,465)

*	Please refer to the Schedule of Investments to view equity securities segregated by industry type or country.
**	Other Financial instruments include any derivative instruments not reflected in the Schedule of Investments, such as options written.
***	During the year ended October 31, 2010, there were no Level 3 securities.

C) Accounting Pronouncements – In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures — Overall”. The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods

33

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

NOTES TO FINANCIAL STATEMENTS – October 31, 2010 (Continued)

beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. At this time the Trust is evaluating the implications of the amendment and the impact to the financial statements.

D) Currency Translation – For purposes of determining a Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

E) Allocations of Expenses – Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund, or the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

F) Accounting for Investments – Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds (which may include maturity or call date). Interest income and estimated expenses are accrued daily.

G) Federal Income Taxes – It is each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2007-2010 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year October 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H) Distributions to Shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions and deferrals of certain losses.

I) Redemption Fees – Redemption fees are applicable to certain redemptions of shares within fourteen calendar days of purchase. The redemption fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds’ portfolio management and can increase the Funds’ expenses. The redemption fees are intended to offset, at least partially, portfolio transaction and administrative costs associated with short-term trading. The shareholder will be charged a fee equal to 2.00% of the amount redeemed and will be charged when shares are sold, exchanged or involuntarily redeemed. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. For the year ended October 31, 2010, the Australia/New Zealand Fund, Japan Fund, and Global Fund had contributions to capital due to redemption fees in the amount of $26, $34 and $5, respectively. There were no redemption fees for the Real Estate Securities Fund for the year.

J) Option Accounting Principles – When a Fund sells an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

NOTES TO FINANCIAL STATEMENTS – October 31, 2010 (Continued)

When a Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

K) Forward Currency Contracts – Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Other risks of forward currency transactions include failing to achieve expected benefit, markets moving in a direction that the Funds did not expect, a Fund’s inability to be able to close out its position in the hedging instrument, and political and social unrest and the possibility of negative governmental actions. As of October 31, 2010, the Funds held no foreign currency contracts.

L) Repurchase Agreements – In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian bank takes possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral value by the Funds may be delayed or limited.

M) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and these differences could be material.

Note 4 – Related Party Transactions and Other Arrangements

A) Investment Advisor – The Trust, on behalf of each Fund, has retained FCA Corp (“FCA”) as the Funds’ investment advisor. Under each Fund’s Investment Advisory Agreement, FCA is paid a monthly fee based on the average daily net assets of each fund at the annual rate of 0.75%. Certain officers of the Trust are also officers of FCA.

B) Administration, Fund Accounting and Transfer Agent – Citi Fund Services Ohio, Inc. (“CFSO”) served as the Trust’s administrator, fund accountant and transfer agent until June 20, 2010. CFSO is a wholly-owned subsidiary of Citibank N.A. (“Citi”). A former officer of the Trust also was an employee of CFSO, but was paid no fees directly by the Funds for serving as an officer of the Trust. Under the Master Services Agreement with the Trust, CFSO received an annual fee calculated at a tiered rate based upon the average daily net assets of the Funds subject to annual minimum fees. CFSO charged the Funds 0.07% on the first $500 million in assets and 0.05% for any assets over $500 million, which are computed daily and paid monthly. The Funds were charged based on an annual minimum of $277,000 for the period ended June 20, 2010. The amounts charged to the Funds for the services provided by CFSO are reported within the Statement of Operations. Under a Compliance Services Agreement between the Trust and CFSO, CFSO also provided infrastructure and support in implementing the written policies and procedures compromising the Funds’ compliance program, including support services to the Trust’s Chief Compliance Officer. For the services provided under the Compliance Services Agreement, the Funds paid CFSO an annual fee of $41,450. Beginning June 21, 2010, UMB Fund Services, Inc. (“UMB”) serves as the administrator, transfer agent and fund accountant to the Funds. For these services UMB receives fees computed at an annual rate of the daily net assets of the Funds, subject to a minimum annual fee of $297,500. An officer of the Trust also is an employee of UMB, but is paid no fees directly by the Funds for serving as an officer of the Trust.

C) Distribution – Foreside Distribution Services, L.P. (“Foreside”) served as the principal underwriter for the shares of each Fund of the Trust, pursuant to a Distribution Agreement between Foreside and the Trust, until September 14, 2010. Foreside is a wholly-owned subsidiary of Foreside Financial Group, LLC. For its services, Foreside received an annual fee of $20,000. Foreside is not affiliated with Citi, CFSO, FCA or UMB. Beginning September 15, 2010, UMB Distribution Services, LLC, serves as the principal underwriter for the shares of each Fund of the Trust and receives an annual fee of $20,000. UMB Distribution Services, LLC is an affiliate of UMB.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35% of the Fund’s assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Fund and the servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing

35

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

NOTES TO FINANCIAL STATEMENTS – October 31, 2010 (Continued)

literature, and costs of personnel involved with the promotion and distribution of the Fund’s shares. These amounts are disclosed on the Statement of Operations under Distribution fees. While the plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse for certain expenses in connection with the distribution of its shares, the Board of Trustees has currently authorized each Fund to pay out only 0.25% under its Plan. If the Trustees’ intention changes on this matter, the Funds will amend or supplement their prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain shareholder services.

D) Legal Counsel – The Law Offices of John H. Lively and Associates, Inc., a member firm of The 1940 Act Law Group, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of The Law Offices of John H. Lively & Associates, Inc., but he receives no direct compensation from the Trust or the Funds for serving as an officer of the Trust.

Note 5 – Investments in Affiliates

 The Global Fund may invest a portion of its assets in the remaining three funds in the Trust. The Funds are considered to be affiliated under the Act because they have the same investment advisor. When computing both the advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in the affiliated funds. There were no affiliated holdings for the Global Fund during the year.

A company is considered an affiliate of a Fund under the Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The Commonwealth Australia/New Zealand Fund’s holding below is considered an affiliate of the Fund. Further detail on this holding as of the year ended October 31, 2010 appears below:

				Fair			Change in	Fair		Realized
	Percentage	Shares	Shares	Value	Cost of	Cost of	Appreciation/	Value	Dividend	Gain
Security Held	of Ownership	10/31/09	10/31/10	10/31/09	Purchases	Sales	Depreciation	10/31/10	Income	(Loss)
Mowbray Collectables Ltd.	7.36%	821,593	821,593	$583,271	—	—	($113,514)	$469,757	$8,712	$—

Note 6 – Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) by the Funds for the year ended October 31, 2010 were as follows:

	Purchases	Sales
Australia/New Zealand Fund	$2,797,708	$7,364,960
Japan Fund	417,493	1,076,504
Global Fund	1,589,750	2,672,114
Real Estate Securities Fund	1,529,717	2,220,523

Note 7 – Financial Instruments with Off-Balance Sheet Risk

 In the ordinary course of trading activities, certain of the Funds trade and hold certain fair-valued derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for the written call option contracts is limited only by how high the underlying securities strike price rises. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets and Liabilities. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. A call option gives the holder the right to buy the underlying stock from the writer at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

NOTES TO FINANCIAL STATEMENTS – October 31, 2010 (Continued)

Written option activity for the year ended October 31, 2010 was as follows:

Commonwealth Real Estate Securities Fund	Number of Options	Amount of Proceeds
Options outstanding at October 31, 2009	295	$86,078
Options Written	360	96,974
Options exercised	(237)	(59,677)
Options covered	(58)	(26,401)
Options outstanding at October 31, 2010	360	$96,974

At October 31, 2010, the Commonwealth Real Estate Securities Fund had the following outstanding written options:

						Unrealized
		Expiration	Exercise	Number of	Market	Appreciation
Contracts	Type	Date	Price	Contracts	Value	(Depreciation)
American Campus Communities	Call	12/18/2010	$30.00	11	$2,365	$291
Avalonbay Communities, Inc.	Call	1/22/2011	110.00	15	5,400	6,474
Camden Property Trust	Call	2/19/2011	50.00	50	19,000	(6,406)
Equity Residential	Call	1/22/2011	50.00	30	5,850	2,304
Equity Residential	Call	4/16/2011	55.00	30	4,350	2,004
Essex Property Trust, Inc.	Call	1/22/2011	110.00	9	6,750	(78)
Home Inns & Hotels Management, Inc.	Call	12/18/2010	50.00	35	14,000	1,464
Home Inns & Hotels Management, Inc.	Call	3/19/2011	55.00	35	14,000	2,858
UDR, Inc.	Call	4/16/2011	22.50	75	14,250	(4,368)
USG Corp.	Call	2/19/2011	16.00	70	3,500	2,968
Total				360	$89,465	$7,509

Note 8 – Derivatives

 The Funds’ use of derivatives for the year ended October 31, 2010 was limited to written options and foreign exchange contracts. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

Fund/Financial	Location of Gain (Loss) on	Amount of	Amount of
Instrument Type	Derivatives Recognized in Income	Realized Gain (Loss)	Unrealized Gain (Loss)
Australia/New Zealand Fund Foreign Exchange Contracts	Net realized loss on foreign currency transactions	$(7,603)	$—

	Net change in unrealized appreciation/depreciation on foreign currency translations	—	58,200

Japan Fund Foreign Exchange Contracts	Net realized gain on foreign currency transactions	2,969	—

	Net change in unrealized appreciation/depreciation on foreign currency translations
		—	1,342
Real Estate Securities Fund Equity Contracts	Net realized loss from written options transactions	(46,254)	—

	Net change in unrealized appreciation/depreciation on written options	—	112,284

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C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

NOTES TO FINANCIAL STATEMENTS – October 31, 2010 (Continued)

Note 9 – Tax Matters

 As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Australia/New			Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund
Undistributed ordinary income	$370,335	$—	$—	$—
Undistributed long-term capital gains	—	—	—	—
Tax accumulated earnings	370,335	—	—	—
Accumulated capital and other losses	(1,807,050)	(931,507)	(88,477)	(740,888)
Unrealized appreciation (depreciation) on investments	4,208,209	862,629	3,755,626	(41,328)
Unrealized appreciation (depreciation) on foreign currency	48,205	1,405	—	—
Total accumulated earnings (deficit)	$2,819,699	$(67,473)	$3,667,149	$(782,216)

At October 31, 2010, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Australia/New			Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund
Gross unrealized appreciation	$6,097,982	$1,215,873	$4,584,387	$1,109,688
Gross unrealized depreciation	(1,889,773)	(353,244)	(828,761)	(1,151,016)
Net unrealized appreciation on foreign currency translations	48,205	1,405	—	—
Net unrealized appreciation (depreciation)	$4,256,414	$864,034	$3,755,626	$(41,328)
Cost of investments	$19,262,404	$3,137,298	$12,849,052	$9,441,340
Proceeds from securities sold short	$—	$—	$—	$(96,974)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals, passive foreign investment companies (“PFICs”) and income accruals surrounding certain debt structured instruments.

The tax character of distributions paid during the tax years ended October 31, 2010 and 2009 were as follows:

	Australia/New						Real Estate
	Zealand Fund		Japan Fund		Global Fund		Securities Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2010	2009	2010	2009	2010	2009	2010	2009
Distributions paid from:
Ordinary Income	$—	$3,157,460	$—	$—	$—	$—	$—	$—
Net long-term capital gains	—	2,209,536	—	—	—	—	—	—
Total distributions paid	—	5,366,996	—	—	—	—	—	—

38

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

NOTES TO FINANCIAL STATEMENTS – October 31, 2010 (Continued)

As of October 31, 2010, the following funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Australia/New			Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund
For losses expiring October 31,
2016	$—	$109,439	$7,876	$246,995
2017	1,807,050	822,068	80,601	—
2018	—	—	—	493,893
	$1,807,050	$931,507	$88,477	$740,888

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2010, the Australia/New Zealand Fund, Japan Fund and Global Fund utilized $253,978, $135,451 and $124,126, respectively, of their capital loss carryovers.

Note 10 – Revolving Credit Agreement

The Trust has entered into a Revolving Credit Agreement (the “Agreement”) with Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust on behalf of the Funds from time to time in an amount up to $10,000,000 as a temporary measure for extraordinary or emergency purposes based on instructions received from an authorized representative of the Trust. The Trust shall not at any time incur borrowings with respect to the Funds such that the aggregate loans then outstanding under the line of credit facility would exceed $10,000,000. Such borrowings are also limited by the Act, which permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. Each Fund is also permitted, consistent with the Act, to borrow, and pledge its shares to secure such borrowings, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. Any principal balance outstanding shall bear interest at the Federal Funds Rate in effect at that time plus 1.50%.

The average amount of borrowings for the days on which the Funds borrowed and the average interest rate on those borrowings by the Funds during the year ended October 31, 2010 were as follows:

	Average Principal	Average Interest Rate
Australia/New Zealand Fund	$456,594	1.64%
Japan Fund	83,774	1.68%
Global Fund	128,557	1.62%

During the year ended October 31, 2010 the Real Estate Securities Fund had no borrowings under the Agreement. No borrowings were outstanding under the Agreement as of October 31, 2010.

Note 11 – Reclassification of Capital Accounts

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and accumulated net realized gain (loss) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2010, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Australia/New			Real Estate
	Zealand Fund	Japan Fund	Global Fund	Securities Fund
Paid-in-beneficial interest	$370	$(102,533)	$(123,251)	$(86,331)
Accumulated net investment income (loss)	97,656	105,499	123,250	86,331
Accumulated net realized losses from investments, written options and foreign currency transactions	(98,026)	(2,966)	1	—

39

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

NOTES TO FINANCIAL STATEMENTS – October 31, 2010 (Continued)

Note 12 – Contractual Obligations

Under the Funds organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. However, based on experience, the Funds consider the risk of loss from such potential claims to be remote.

Note 13 – Concentration of Market Risk

The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers and the Japan Fund invests primarily in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market, which may include REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income and maintaining their exemption from registration under the Act. Investing in a single market sector may be riskier than investing in a variety of market sectors.

Note 14 – Legal Matters

On October 22, 2010, Edward S. Weisfelner, as Trustee of the LP Creditor Trust (the “Plaintiff”), filed a suit in the Supreme Court of the State of New York in the county of New York against, among numerous other defendants, the Trust’s custodian (the “Custodian”) as a record holder of shares of Lyondell Chemical Company (“Lyondell”). Among the shares alleged to have been held by the Custodian were 10,000 shares for which the Commonwealth Global Fund (the “Global Fund”) was a beneficial shareholder. Neither the Trust, nor the Global Fund has been named or identified in this claim at the time this Annual Report was being produced. Generally, the Plaintiff’s claim alleges that a merger transaction, which closed on December 20, 2007, in which the Global Fund and the other shareholders of Lyondell disposed of their positions in Lyondell caused Lyondell to be insolvent and ultimately resulted in Lyondell filing for bankruptcy protection. Lyondell sought bankruptcy protection in cases filed on January 6, 2009 and April 24, 2009. The Plaintiff’s claim further alleges that, under various theories under state law, the transaction constituted a fraudulent transfer. The Plaintiff is seeking to set aside and recover the entire amount of the transfer, which is alleged to be approximately $5.9 billion. The Global Fund’s proceeds from the transaction amounted to $479,700. At the time that this Annual Report was being produced, the case is in its very early stages – the complaint has been served on the Custodian, but the Custodian has not yet responded. The Trust intends to participate in the defense of this case to the extent the Board of Trustees determines that such participation is in the best interest of the Global Fund’s shareholders.

Note 15 – Subsequent Events

After close of business November 19, 2010, the Pike River Coal Co., Ltd, experienced a catastrophic accident which led to a halted trading status the following business day, November 22, 2010. The Commonwealth Australia/New Zealand Fund held 1,145,295 shares (ticker: PRC) and 350,000 call options (ticker: PRCA) of the Pike River Coal Co., Ltd., on November 19, 2010 (representing 3.4% of the portfolio). From November 22 through December 13, 2010, the Fund fair valued the securities in accordance with the Trust’s fair valuation policies. As of December 13, 2010 both securities were valued at $0.00.

40

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Commonwealth International Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest of Commonwealth International Series Trust, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 29, 2010

41

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

ADDITIONAL INFORMATION – October 31, 2010 (Unaudited)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/10	10/31/10	5/1/10 – 10/31/10	5/1/10 – 10/31/10
Australia/New Zealand Fund	$1,000.00	$1,062.30	$17.77	3.42%
Japan Fund	1,000.00	982.50	21.74	4.35%
Global Fund	1,000.00	1,028.00	16.46	3.22%
Real Estate Securities Fund	1,000.00	1,002.00	17.08	3.39%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/10	10/31/10	5/1/10 – 10/31/10	5/1/10 – 10/31/10
Australia/New Zealand Fund	$1,000.00	$1,007.77	$17.30	3.42%
Japan Fund	1,000.00	1,003.07	21.96	4.35%
Global Fund	1,000.00	1,008.77	16.30	3.22%
Real Estate Securities Fund	1,000.00	1,007.94	17.13	3.39%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year) to reflect the one-half year period.

TAX INFORMATION UNAUDITED

Pursuant to the foreign tax credit election under Section 853 of the Internal Revenue Code of 1986, the Australia/New Zealand Fund designates $1,046,732 of income derived from foreign sources and $102,989 of foreign taxes paid, for the year ended October 31, 2010.

Of the ordinary income distributions made by the Australia/New Zealand Fund during the year ended October 31, 2010, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.4502 and the proportionate share of foreign taxes attributable to one share of stock is $0.0443.

42

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

ADDITIONAL INFORMATION – October 31, 2010 (Unaudited) (Continued)

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Australia/New Zealand Funddesignates income dividends of 100.00% as qualified dividend income paid during the fiscal year ended October 31, 2010.

Disclosure of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

43

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

TRUSTEES AND OFFICERS – October 31, 2010 (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are included in the table titled, “Interested Trustees.” Trustees who are non interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 888-345-1898.

				Number of	Other
		Term of Office		Portfolios in	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Complex Overseen	Held By
Name, Address and Age	With Fund	Time Served	for the Last Five Years	by Trustee/Officer	Trustee/Officer
INTERESTED TRUSTEES:
Robert Scharar(1) 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Age 62	President, Interested Trustee	Indefinite until Successor elected and qualified; since 2000	Investment manager/Attorney/CPA; President, FCA Corp (investment advisor), 1975 to present.	4	See Below(2)

INDEPENDENT TRUSTEES:
John Akard, Jr. 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Age 44	Independent Trustee	Indefinite until Successor elected and qualified; since 2000	Owner, John Akard Jr. P.C. (and its predecessor) (law firm), 1996 to present; Of Counsel, Mason, Coplen & Banks, P.C. (law firm), 1999 to present.	4	None
Kathleen Kelly 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Age 58	Independent Trustee	Indefinite until Successor elected and qualified; since 2000	Honorary Consul, New Zealand Consulate, 1995 to present; Owner, International Protocol Advisors (consulting services), August 1992 to present.	4	None
Jack Ewing 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Age 71	Independent Trustee	Indefinite until Successor elected and qualified; since 2000	Adjunct Economics Professor, University of Houston-Downtown, 2005 to present; Adjunct Professor, Lonestar College, 2001 to present; Professor University of Phoenix, September 2001 to May 2005; Professor, Houston Community College, September 2000 to May 2006.	4	None

(1)	Robert Scharar is considered an “Interested person” of the Funds’ as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment advisor.

(2)

Mr. Scharar is also an officer, director and/or manager of the following companies: Blantyre Hotels, Ltd. (Malawi), NICO Holdings, Ltd. (Malawi), Vintech, LLC, Africap, LLC, A.R. Boldrick Company, FCA Investment Company, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Scottsdale Canal Partners, LLC, Heights of Tampa, LCC, Nashville Properties, Inc., North American Communities Foundation, Inc., subsidiary companies at some of the above, and other closely held FCA advised entities and non FCA related entities.

44

C O M M O N W E A L T H INTERNATIONAL SERIES TRUST	ANNUAL REPORT 2010

TRUSTEES AND OFFICERS – October 31, 2010 (Unaudited)

				Number of	Other
		Term of Office		Portfolios in	Directorships
	Position(s)	and Length of	Principal Occupation(s)	Complex Overseen	Held By
Name, Address and Age	With Fund	Time Served	for the Last Five Years	by Trustee/Officer	Trustee/Officer
OFFICERS:
Terrance P. Gallagher 803 W. Michigan St. Milwaukee, WI 53233 Age 52	Treasurer	Since 2010	Attorney/CPA, Executive Vice-President, UMB Fund Services, Inc. 2007 to present, Senior Vice-President, Director of Compliance, Unified Fund Services, 2005 – 2007	N/A	N/A
John H. Lively 2041 West 141st Terrace Suite 119 Leawood, KS 66224 Age 41	Secretary	Since 2008	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present; Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to Feruary 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.	N/A	N/A
Bonnie Scott 791 Town & Country Blvd, Suite 250 Houston, TX 77024-3925 Age 61	Assistant Secretary	Since 2003	Administrator, FCA Corp (investment advisor), 1998 to present.	N/A	N/A
Stephen E. Fodo 2515 Golden Pond Drive Kingwood, TX 77345 Age 68	CCO	Since 2004	Independent Consultant from January 2000 to present. Advisory Director, Ingenero Inc., Engineering and Consulting Services, from January 2002 to present; Chief Financial Officer, Organic Fuels Holdings Inc., October 2007 to December 2008; Managing Director, Morris Anderson and Associates (consulting services) August 2003 to May 2005; Adjunct Professor, University of Phoenix, July 2003 to October 2008.	N/A	N/A

45

Item 2. Code of Ethics.

(a)

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code is included as an Exhibit.

(b) During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the Registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by BBD, LLP during the fiscal year 2010 and 2009 were as follows:

(a)  Audit Fees for Registrant.

Fiscal year ended October 31, 2010	$48,000
Fiscal year ended October 31, 2009	$48,000

(b)  Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended October 31, 2010	$0
Fiscal year ended October 31, 2009	$0

(c)  Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended October 31, 2010	$6,000
Fiscal year ended October 31, 2009	$6,000

(d)  All Other Fees.

Fiscal year ended October 31, 2010	$0
Fiscal year ended October 31, 2009	$0

(e)  Audit Committee’s pre-approval policies and procedures.

(1)

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)

Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)

During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a) (2)	Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Commonwealth International Series Trust

/s/ Robert W. Scharar
By: Robert W. Scharar
President
January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Robert W. Scharar
By: Robert W. Scharar
President
(Principal Executive Officer)
January 7, 2011

/s/ Terrance P. Gallagher
By: Terrance P. Gallagher
Treasurer
(Principal Financial Officer)
January 7, 2011